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f77I):  Terms of New or Amended Securities

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         The Prospectuses and Statement of Additional Information relating to
Goldman Sachs Trust's BRIC Fund as filed with the Securities and Exchange Commission on June 30, 2006 pursuant to Rule 497 under the Securities Act of 1933 (Accession Nos. 0000950123-06-008441 (Prospectuses)/0000950123-06-008494
(Statement of Additional Information)) is incorporated herein by reference.